SUPPLEMENT DATED JANUARY 25, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR MID-CAP GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Mid-Cap Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Management subsection, the following is added to the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Bradley P. Halverson, CFA, Senior Vice President	Since 2021